UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________________

Date of Report (Date of earliest event reported): August 25, 2016
SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
001-35471 (Commission file number)
27-4867100 (IRS Employer Identification No.)
1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079 (Address of principal executive offices) (Zip Code)
(281) 258-4400 (Company's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.
As previously reported, on July 27, 2016, SAExploration Holdings, Inc. (the “Company”) entered into a registration rights agreement (the “Registration Rights Agreement”) with parties who received newly issued common stock of the Company on July 27, 2016 (the “RRA Holders”). The Registration Rights Agreement requires that the Company use its commercially reasonable efforts to prepare and file a shelf registration statement (the “Initial Shelf Registration Statement”) registering the offering and sale on a delayed or continuous basis of Registrable Securities (as defined in the Registration Rights Agreement), and to keep such Shelf Registration Statement effective until the earliest of (i) the date as of which all Registrable Securities have been sold pursuant to such Shelf Registration Statement, (ii) the date on which the Registration Rights Agreement terminates and (iii) such shorter period as the RRA Holders of a specified percentage (the “Specified Percentage”) of Registrable Securities with respect to the Shelf Registration shall agree in writing.

The Company and holders of greater than a majority of the outstanding Registrable Securities have entered into a First Amendment, dated as of August 25, 2016 (the “First Amendment”), to the Registration Rights Agreement.

The First Amendment establishes the Specified Percentage to be 60% and provides that BlueMountain Capital Management, LLC, together with its affiliates, and Whitebox Advisors LLC, together with its affiliates, (collectively, the “Principal Holders”) may withhold a portion of their respective Registrable Securities from the Initial Shelf Registration Statement, and subsequently require that the Company file additional shelf registration statements to register such additional Registrable Securities.

The First Amendment also provides that commencing on February 1, 2017 through, and including, July 31, 2017, the Principal Holders may, acting jointly, effectuate the distribution of any or all of their Registrable Securities by means of an underwritten offering pursuant to the applicable shelf registration statement (a “Shelf Take-Down”) and commencing on August 1, 2017, each Principal Holder, acting separately, may initiate a Shelf Take-Down. At any time, individual RRA Holders (other than the Principal Holders) that together own Registrable Securities representing at least 50% of the outstanding Registrable Securities have the right to initiate a Shelf Take-Down.

No individual holder of Registrable Securities may join more than two requests for Shelf Take-Downs. The Company is not obligated to effect a Shelf Take-Down within 90 days of closing another Shelf Take-Down.

Pursuant to the Registration Rights Agreement, as amended, RRA Holders continue to have customary piggyback registration rights, subject to the limitations set forth in the Registration Rights Agreement. Under their piggyback registration rights, if at any time the Company proposes to conduct an underwritten offering, the Company must allow RRA Holders to include their Registrable Securities in the offering.

RRA Holders’ rights under the Registration Rights Agreement are subject to certain conditions and limitations, including certain rights to limit the number of Registrable Securities to be included in Shelf Take-Downs or in a registration statement pursuant to the exercise of piggyback rights and the Company’s right to delay or withdraw a registration statement or an offer and sale of Registrable Securities under certain circumstances. The rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions.

The summary of the Registration Rights Agreement, as amended by the First Amendment, set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the First Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, and the text of the Registration Rights Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s current report on Form 8-K filed on August 1, 2016 and is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as

“expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.
You should refer to the risk factors from the Company’s Quarterly Report on Form 10-Q filed on August 12, 2016, for the period ended June 30, 2016 for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment dated as of August 25, 2016 to Registration Rights Agreement, dated as of July 27, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 25, 2016                SAExploration Holdings, Inc.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment dated as of August 25, 2016 to Registration Rights Agreement, dated as of July 27, 2016.

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